Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events

Note 16. Subsequent Events

In October and November 2024, the Company redeemed 165,566 shares of Series A Preferred Stock for $910 thousand. As of November 4, 2024, the Company has redeemed 662,264 shares of Series A Preferred Stock for a cumulative redemption amount of $3.6 million in cash paid to the Series A Holders; there are 827,740 shares of Series A Preferred Stock issued and outstanding.

In October 2024, the Company resumed use of its ATM Facility and sold approximately 3.9 million  shares of common stock as of November 4, 2024. The Company intends to use the net proceeds for our operations and for other general corporate purposes, including, but not limited to, capital expenditures, including our AZ Chips Facility, as defined in Item 2, anagement’s Discussion and Analysis of Financial Condition and Results of Operations, payments under the Series A Redemption Agreement and general working capital. As of November 4, 2023, the Company has approximately $55 million available under the 2022 Shelf and $5 million available under the ATM Agreement, as amended.

There are no other events of a subsequent nature that in management’s opinion are reportable.

Note 16 – Subsequent Events

On January 31, 2024, BV Advisory and its chief executive officer, Keith Barksdale (the “BV Defendants”), alleged stockholders of and claimants against the Company, filed a motion for reconsideration of his original 2023 motion to dismiss. The motion and our opposition were argued before the Superior Court of New Jersey (the “NJ Court”) on February 15, 2024. On March 7, 2024, the NJ Court issued an order, granting the BV Defendant’s motion dismissing the Company’s case on procedural grounds because, according to the NJ Court, the Company can assert its claims. On April 1, 2024, the Company filed a motion in New Jersey Superior Court for reconsideration of the Court’s March 7, 2024 order dismissing the Company’s defamation and fraud complaint (the “QCi v BV Complaint in NJ Court”) against the BV Defendants on procedural grounds. On May 1, 2024, the NJ Court affirmed its initial order dismissing the case with prejudice and directed the Company to file its claims in Delaware. The Company, as plantiff on the QCi v BV Complaint in NJ Court, is currently evaluating whether it should file the claims in Delaware. On May 28, 2024, the Delaware Court of Chancery issued rulings dismissing the BV Advisory petition to appoint a receiver for the Company without prejudice and granting in part the Company’s motion to dismiss the BV Advisory lawsuit for breach of contract and related claims, dismissing eight of the ten counts in the complaint. The Parties are working with the Court to schedule briefing and resolution of the two remaining counts.

From January 1, 2024, through March 1, 2024, the Company repaid $2,094,378 of principal and accrued interest on the Streeterville Unsecured Note, for a cumulative redemption amount of $9,094,378. As of March 1, 2024, the Company had fully repaid the Streeterville Unsecured Note.

On March 19, 2024, the Company entered into a Redemption and Waiver Agreement (the “Redemption Agreement”) with the current holders (the “Series A Holders”) of its Series A Preferred Stock. Pursuant to the Redemption Agreement, the Company agreed to redeem all outstanding shares of the Series A Preferred Stock for an aggregate cash purchase price of $8,195,000, or $5.50 per share, at its sole discretion, in 18 monthly payments (each a “Monthly Redemption Threshold” payment), which may be accelerated at the Company’s sole discretion. In addition, the Series A Holders agreed to waive (the “Waivers”), on a month-by-month basis following each monthly payment, certain rights granted to them in (i) the Preferred Stock Certificate of Designation (the “Preferred Stock COD”), including for the accrual and payment of accrued and future dividends; and (ii) the Preferred Stock Securities Purchase Agreement (the “Preferred Stock SPA”). In the event the Company opts to not make a Monthly Redemption Threshold payment, the Waivers are forfeited and the terms revert to those detailed in the Preferred Stock COD and Preferred Stock SPA. As of September 9, 2024, the Company has redeemed 496,698 shares of Series A Preferred Stock for a cumulative redemption amount of $2.7 million in cash paid to the Series A Holders. As of September 9, 2024 there are 993,306 shares of Series A Preferred Stock issued and outstanding.

On August 6, 2024, the Company entered into a Securities Purchase Agreement with Streeterville, pursuant to which the Company issued and sold to Streeterville a Secured Convertible Promissory Note (the “Streeterville Secured Convertible Note”) in the original principal amount of $8.25 million (the “Principal Amount”). The Principal Amount includes an original issue discount of $750 thousand. In exchange for the Streeterville Secured Convertible Note, Streeterville paid $7.5 million in cash. The Streeterville Secured Convertible Note accrues interest at a rate of 10% per annum and has a maturity date of 18 months from the Effective Date, unless earlier prepaid, redeemed or accelerated in accordance with its terms prior to such date. The Company intends to use the net proceeds from the sale of the Streeterville Secured Convertible Note primarily for general working capital purposes, including for (i) operations as the Company increases its sales and marketing efforts; (ii) capital expenditures in outfitting its chip fabrication facility in Tempe, AZ; and (iii) for any other planned or unplanned expenditures that might arise in support of the Company’s business plan. Ascendiant Capital Markets, LLC served as the placement agent on the transaction and received a fee of $450 thousand.

There are no other events of a subsequent nature that in management’s opinion are reportable.